Exhibit 99.5

Item #4 Form ABS Due Diligence 15E

Item #5 Form ABS Due Diligence 15E

To Whom It May Concern:

Solidifi Title & Closing, LLC (“Solidifi”) was engaged by Ready Capital Corporation as diligence agent to provide title reports for a population of 454 mortgage loans with a total of 459 assets. Solidifi, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each residential asset pledged as security:

●	Vesting Information

●	Transfer/Conveyance Information

●	Mortgage Information

●	Judgment/Lien Information

●	Additional Recorded Document Information

●	Bankruptcy Information

●	Legal Description

●	Taxes

Provided with each title report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information.

The assets reviewed in this population of 454 mortgage loans were all Commercial Real Estate or Land Assets.

Solidifi completed a review of the 454 title reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. With respect to these 454 mortgage loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the title search reports, the subject mortgage is in 1st lien position, with the exception of:

a.	19 mortgage loans for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record. For those loans, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $24,416,520.56. For these same loans, Solidifi reviewed the origination title policies on 7 of the loans, and affirms that none took exception to the prior mortgage and/or non-mortgage liens. For the remaining 12 loans found to have pre-origination mortgage and/or non-mortgage liens, the origination title policies were either unavailable, or did not insure over the lien recorded of record. The total dollar amount of pre-origination mortgage and/or non-mortgage liens not insured over by a title policy is $16,646,520.56.

b.	2 mortgage loans for which potentially superior post-origination HOA liens were found of record. The total amount of such potentially superior, post-origination HOA liens is $18,315.53.

c.	15 mortgage loans with a potentially superior, post-origination Municipal liens. The total amount of such potentially superior, post-origination municipal liens is $158,248.59.

3.	As set forth in the title search reports, the collateral secured by the subject mortgage is vested correctly, with the exception of:

a.	4 mortgage loans for which post-origination vesting issues were identified. For those loans, Solidifi reviewed the origination title policies on 3 loans, and affirms that all insured the named borrower on each mortgage loan. For the remaining 1 loan, the title policy is noted to be on hand at the custodian, but was unavailable for review.

Thank You,

/s/ Nick Liuzza

Solidifi Title & Closing, LLC

Solidifi | 127 John Clarke Road | Middletown | Rhode Island | 02842 | P: 1.800.554.6327 | F: 1.401.537.9119 | www.solidifi.com